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                                                                   EXHIBIT 10.03

                                                               EXECUTION VERSION

                     VERITAS CONSENT AND SIXTH AMENDMENT TO
                             PARTICIPATION AGREEMENT

         This CONSENT AND SIXTH AMENDMENT TO PARTICIPATION AGREEMENT (this "Agreement") dated as of June 6, 2003, is by and among VERITAS SOFTWARE GLOBAL CORPORATION, a Delaware corporation, as lessee and construction agent (the "Lessee" or the "Construction Agent"), the various parties to the Participation Agreement, as guarantors (the "Guarantors"), WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION (formerly known as First Security Bank, National Association), a national banking association, not individually, but solely as the Owner Trustee under the VS Trust 2000-2 (the "Owner Trustee" or the "Lessor"), the various banks and other lending institutions which are parties to the Operative Documents from time to time as holders of certificates issued with respect to the VS Trust 2000-2 and lenders (individually, a "Holder" or a "Lender" and collectively "Holders" or "Lenders") and ABN AMRO BANK N.V., as Agent for the Lenders and the Holders (the "Agent") as of the date hereof signatory hereto. Capitalized terms used herein and not otherwise defined shall have the meaning assigned such term in Appendix A to the Participation Agreement (as defined below).

                                    RECITALS:

         A. The Lessee, the Guarantors, the Lessor, the Lenders, the Holders, the Documentation Agent, the Syndication Agent and the Agent are parties to that certain Participation Agreement (the "Participation Agreement") dated as of July 28, 2000 as previously amended and as further amended, restated, supplemented, or otherwise modified from time to time;

         B. On April 10, 2003, the Majority Secured Parties consented to the redemption by the Credit Parties of the 5.25% Convertible Subordinated Notes due 2004;

         C.       The Credit Parties have requested that the Financing Parties
(i) consent to the prepayment or redemption of certain outstanding Indebtedness of the Credit Parties, and (ii) amend Section 8.3B(h)(i); and

         D. The Financing Parties have agreed to the requested consent and amendment on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

         1. Consent. Notwithstanding Section 8.3B(h) of the Participation Agreement, the Financing Parties hereby consent to the prepayment or redemption by the Credit Parties of up to $465 million principal amount of 1.856% Convertible Subordinated Notes due 2006 to occur on or before September 29, 2003. This is a one-time consent and shall not be construed to be (i) a waiver as to future compliance with the Operative Agreements, (ii) a waiver of any Default or Event of Default that may exist or (iii) a waiver of any other rights or remedies the Lenders or Holders may have under the Operative Agreements or under applicable law .

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         2. Amendments to the Participation Agreement.

                  (a) Section 6.2. A new Section 6.2(x) is hereby added to the Participation Agreement to read as follows:

                                    (x)      The Credit Parties do not intend to
                  treat the Loans and/or Holder Advances and related transactions as being a "reportable transaction" (within the meaning of Treasury Regulation Section 1.6011-4). In the event any Credit Party determines to take any action inconsistent with such intention, it will promptly notify the Agent thereof. If a Credit Party so notifies the Agent, the Credit Parties acknowledge that one or more of the Financing Parties may treat its Loans and/or Holder Advances as part of a transaction that is subject to Treasury Regulation Section 301.6112-1, and such Financing Party or Financing Parties, as applicable, will maintain the lists and other records required by such Treasury Regulation. Promptly after a Credit Party has notified the Agent of any intention by such Credit Party to treat the Loans and/or Holder Advances and related transactions as being a "reportable transaction" (within the meaning of Treasury Regulation Section 1.6011-4), the Credit Parties shall deliver to the Agent a duly completed copy of IRS Form 8886 or any successor form.

                  (b) Section 8.3A(h)(i). Section 8.3A(h)(i) is hereby amended to read as follows:

                           (h)      Financial Covenants.

                                    (i)      Leverage Ratio. The Leverage Ratio,
                  as of the last day of each fiscal quarter of the Lessee, shall be less than or equal to:

                                             (A)      From and including
                           December 31, 2001 to and including March 31, 2003,
                           2.50 to 1.0;

                                             (B)      From and including April
                           1, 2003 to and including June 30, 2003, 3.00 to 1.0;

                                             (C)      From and including July 1,
                           2003 to and including September 30, 2003, 2.25 to 1.0; and

                                             (D)      From October 1, 2003 and
                           thereafter, 2.0 to 1.0.

                  (c) Section 12.13. The following paragraph is hereby added to the end of Section 12.13 to read as follows:

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                           Notwithstanding anything herein to the contrary,
                  "information" shall not include, and the Agent and each Financing Party may disclose without limitation of any kind, any information with respect to the "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are provided to the Agent or such Financing Party relating to such tax treatment and tax structure; provided that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the tax treatment or tax structure of the Loans, Holder Advances and transactions contemplated hereby.

         3. Representation and Warranties. Each Credit Party hereby represents and warrants to the Agent, the Lessor, the Lenders and the Holders that the following are true and correct on the date of this Agreement and that, after giving effect to the consent and amendments set forth in Section 1 and Section 2 above, respectively, the following will be true and correct on the Effective Date (as defined below);

                  (a) The representations and warranties of the Credit Parties set forth in Section 6 of the Participation Agreement and in the other Operative Documents are true and correct in all material respects as if made on such date (except for representations and warranties expressly made as of a specified date, which shall be true as of such date);

                  (b)      No Default has occurred and is continuing; and

                  (c) Each of the Operative Documents to which any Credit Party is a party is in full force and effect as to such Credit Party.

         4. Effective Date. The consent effected by Section 1 above and the amendments effected by Section 2 above shall become effective as of the date of this Agreement (the "Effective Date"), subject to receipt by McGuireWoods LLP ("MW"), counsel to the Agent, of a copy of this Agreement duly executed by the Lessee, each Guarantor, the Majority Secured Parties, the Lessor and the Agent.

         5. Miscellaneous.

                  (a)      This Agreement shall be effective as of June 6, 2003.

                  (b) The Lessee agrees to pay all reasonable costs and expenses of the Agent in connection with the preparation, execution and delivery of this Agreement, including without limitation, the reasonable fees and expenses of McGuireWoods LLP.

                  (c) Except as specifically waived and amended above, the Participation Agreement and each of the Appendices, Schedules and Exhibits thereto shall remain in full force and effect and the Participation Agreement is hereby ratified and confirmed in all respects.

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                  (d)      Section headings in this Agreement are included
herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

                  (e) This Agreement may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

         6. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                            [signature pages follow]

                                       4

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         IN WITNESS WHEREOF, each party hereto has caused this Agreement to be duly executed and delivered by its proper and duly authorized officer as of the date first written above.

                                VERITAS SOFTWARE GLOBAL CORPORATION, as Lessee

                                By: /s/ Kevin Olson
                                   ---------------------------------------------
                                Name:  Kevin Olson
                                Title: Treasurer

                                VERITAS SOFTWARE CORPORATION, as a Guarantor

                                By: /s/ Kevin Olson
                                   ---------------------------------------------
                                Name:  Kevin Olson
                                Title: Treasurer

                                VERITAS OPERATING CORPORATION, as a Guarantor

                                By: /s/ Kevin Olson
                                   ---------------------------------------------
                                Name:  Kevin Olson
                                Title: Treasurer

                                VERITAS SOFTWARE TECHNOLOGY CORPORATION, as a Guarantor

                                By: /s/ Kevin Olson
                                   ---------------------------------------------
                                Name:  Kevin Olson
                                Title: Treasurer

                                VERITAS SOFTWARE TECHNOLOGY HOLDING CORPORATION, as a Guarantor

                                By: /s/ Kevin Olson
                                   ---------------------------------------------
                                Name:  Kevin Olson
                                Title: Treasurer

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                                ABN AMRO BANK N.V., as Agent and as a Lender

                                By: /s/ Elizabeth R. McClellan
                                   ---------------------------------------------
                                Name:  Elizabeth R. McClellan
                                Title: Vice President

                                By: /s/ Blake J. Lacher
                                   ---------------------------------------------
                                Name:  Blake J. Lacher
                                Title: Vice President

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                                CREDIT SUISSE FIRST BOSTON, as a Lender and as
                                Documentation Agent

                                By: /s/ Robert Hetu
                                   ---------------------------------------------
                                Name:  Robert Hetu
                                Title: Director

                                By: /s/ Doreen Welch
                                   ---------------------------------------------
                                Name:  Doreen Welch
                                Title: Associate

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                                CREDIT LYONNAIS NEW YORK BRANCH, as a Lender and
                                as Syndication Agent

                                By: /s/ F. Frank Herrera
                                   ---------------------------------------------
                                Name:  F. Frank Herrera
                                Title: Vice President

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                                MIZUHO CORPORATE BANK, LTD., (as successor to
                                The Fuji Bank, Limited and as successor to The Industrial Bank of Japan, Limited), as a Lender

                                By: /s/ Bertram Tang
                                   ---------------------------------------------
                                Name:  Bertram Tang
                                Title: Vice President

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                                AIB INTERNATIONAL FINANCE, as a Lender

                                By: /s/ James Shannon
                                   ---------------------------------------------
                                Name:  James Shannon
                                Title: Senior Vice President

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                                DEUTSCHE BANK AG NEW YORK BRANCH AND/OR CAYMAN
                                ISLANDS BRANCH, as a Lender

                                By: /s/ David G. Dickinson, Jr.
                                   ---------------------------------------------
                                Name:  David G. Dickinson, Jr.
                                Title: Vice President

                                By: /s/ Thomas A. Foley
                                   ---------------------------------------------
                                Name:  Thomas A. Foley
                                Title: Director

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                                SUMITOMO MITSUI BANKING CORPORATION f/k/a the
                                Sumitomo Bank, Limited, as a Lender

                                By:    _________________________________________
                                Name:  _________________________________________
                                Title: _________________________________________

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                                COMERICA BANK - CALIFORNIA, as a Lender

                                By: /s/ Rob Ways
                                   ---------------------------------------------
                                Name: Rob Ways
                                Title: Vice President

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                                FLEET NATIONAL BANK, as a Lender

                                By: /s/ Michael J. McCutchin
                                   ---------------------------------------------
                                Name:  Michael J. McCutchin
                                Title: Managing Director

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                                WELLS FARGO BANK N.A., as a Lender

                                By: /s/ Eric Houser
                                   ---------------------------------------------
                                Name:  Eric Houser
                                Title: Vice President

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                                FBTC LEASING CORP., as a Lender

                                By:    _________________________________________
                                Name:  _________________________________________
                                Title: _________________________________________

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                                KEYBANK NATIONAL ASSOCIATION, as a Lender

                                By: /s/ Robert W. Boswell
                                   ---------------------------------------------
                                Name:  Robert W. Boswell
                                Title: Vice President

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                                BNP PARIBAS, as a Lender

                                By: /s/ Tjalling Terpstra
                                   ---------------------------------------------
                                Name:  Tjalling Terpstra
                                Title: Director

                                By: /s/ Janice Ho
                                   ---------------------------------------------
                                Name:  Janice Ho
                                Title: Director

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                                WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION
                                (formerly known as First Security Bank, National Association), not individually, bus solely as the Owner Trustee under the VS Trust 2000-2

                                By:    _________________________________________
                                Name:  _________________________________________
                                Title: _________________________________________

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                                ABN AMRO LEASING, INC., as a Holder

                                By: /s/ Elizabeth R. McClellan
                                   ---------------------------------------------
                                Name:  Elizabeth R. McClellan
                                Title: Vice President

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                                CREDIT SUISSE LEASING 92A, L.P., as a Holder

                                By:    _________________________________________
                                Name:  _________________________________________
                                Title: _________________________________________

                                By:    _________________________________________
                                Name:  _________________________________________
                                Title: _________________________________________

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                                CREDIT LYONNAIS LEASING CORPORATION, as a Holder

                                By: /s/ Conrad Meyer
                                   ---------------------------------------------
                                Name:  Conrad Meyer
                                Title: Vice President

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                                FBTC LEASING CORP., as a Holder

                                By:_____________________________________________
                                Name:___________________________________________
                                Title:__________________________________________